Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt

Note 7 – Long-Term Debt

December 31,	2011		2010
	Carrying Amount	Market Value	Carrying Amount	Market Value
(Thousands of dollars)
Debentures:
Notes, 8.375%, due 2011	$—	$—	$200,000	$201,560
Notes, 7.625%, due 2012	200,000	204,312	200,000	214,666
Notes, 4.45%, due 2020	125,000	128,673	125,000	125,325
Notes, 6.1%, due 2041	125,000	143,074	—	—
8% Series, due 2026	75,000	96,340	75,000	99,968
Medium-term notes, 7.59% series, due 2017	25,000	30,199	25,000	30,295
Medium-term notes, 7.78% series, due 2022	25,000	31,932	25,000	32,063
Medium-term notes, 7.92% series, due 2027	25,000	31,648	25,000	33,211
Medium-term notes, 6.76% series, due 2027	7,500	8,510	7,500	8,956
Unamortized discount	(2,087)		(2,534)

	605,413		679,966

Revolving credit facility and commercial paper, due 2012	109,000	109,000	—	—

Industrial development revenue bonds:
Variable-rate bonds:
Tax-exempt Series A, due 2028	50,000	50,000	50,000	50,000
2003 Series A, due 2038	50,000	50,000	50,000	50,000
2008 Series A, due 2038	50,000	50,000	50,000	50,000
2009 Series A, due 2039	50,000	50,000	50,000	50,000
Fixed-rate bonds:
6.10% 1999 Series A, due 2038	12,410	12,410	12,410	11,968
5.95% 1999 Series C, due 2038	14,320	14,449	14,320	13,594
5.55% 1999 Series D, due 2038	8,270	8,253	8,270	7,468
5.45% 2003 Series C, due 2038 (rate resets in 2013)	30,000	31,332	30,000	31,547
5.25% 2003 Series D, due 2038	20,000	19,583	20,000	17,474
5.80% 2003 Series E, due 2038 (rate resets in 2013)	15,000	15,634	15,000	15,436
5.25% 2004 Series A, due 2034	65,000	64,291	65,000	58,574
5.00% 2004 Series B, due 2033	31,200	30,283	31,200	27,295
4.85% 2005 Series A, due 2035	100,000	94,836	100,000	84,485
4.75% 2006 Series A, due 2036	24,855	23,179	24,855	20,518
Unamortized discount	(3,360)		(3,502)

	517,695		517,553

NPL debt obligations	21,368	21,380	2,242	2,473

	1,253,476		1,199,761
Less: current maturities	(322,618)		(75,080)

Long-term debt, less current maturities	$930,858		$1,124,681

The Company has a $300 million credit facility that expires in May 2012. The Company has designated $150 million for long-term purposes and the remaining $150 million for working capital purposes. Interest rates for the facility are calculated at either the London Interbank Offering Rate plus an applicable margin, or the greater of the prime rate or one-half of one percent plus the Federal Funds rate. At December 31, 2011, $109 million was outstanding on the credit facility and is reflected as current maturities of the long-term debt in the schedule above. Borrowings under the credit facility ranged from $0 for the first eight months of the year to a maximum of $121 million during December 2011. The effective interest rate on the long-term portion of the credit facility was 0.7% at December 31, 2011. There were no borrowings outstanding on the short-term portion of the credit facility at December 31, 2010 and 2011. (See Note 8 – Short-Term Debt). Management intends to refinance its borrowing capacity under the facility during the first quarter of 2012.

In January 2012, the Company redeemed its $12.4 million 1999 6.1% Series A fixed-rate IDRBs at par originally due in 2038. These IDRBs are shown as current maturities in the schedule above.

In November 2010, the Company entered into a note purchase agreement with Metropolitan Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), certain of their respective affiliates, and Union Fidelity Life Insurance Company (collectively, the "Purchasers"), pursuant to which the Company agreed to issue $125 million of 6.1% Senior Notes to the Purchasers. In February 2011, the Company issued $125 million of 6.1% Senior Notes pursuant to the agreement and used the proceeds to partially redeem the 8.375% debentures that matured in February 2011. The Senior Notes are unsecured and unsubordinated obligations of the Company, due in February 2041.

In December 2010, the Company issued $125 million in 4.45% Senior Notes due December 2020 at a 0.182% discount. The notes will mature on December 1, 2020. In February 2011, the Company used $75 million of the proceeds to repay a portion of the $200 million 8.375% Notes; the remaining net proceeds were used for general corporate purposes.

In December 2009, the Company issued $50 million in Clark County, Nevada variable-rate 2009 Series A IDRBs, supported by a letter of credit with JPMorgan Chase Bank. At December 31, 2010 and 2011, $37.8 million and $12.8 million, respectively, in proceeds from the issuance of IDRBs remained in trust and are shown as restricted cash on the consolidated balance sheets. The remaining $12.8 million in trust funds were drawn in February 2012.

The $200 million 7.625% notes due in May 2012 are shown as current maturities, but are expected to be refinanced before the maturity date. See Note 13 – Derivatives and Fair Value Measurements.

The effective interest rates on the variable-rate IDRBs are included in the table below:

	December 31, 2011	December 31, 2010
2003 Series A	0.83%	1.20%
2008 Series A	1.62%	2.72%
2009 Series A	1.56%	2.68%
Tax-exempt Series A	2.22%	1.18%

In Nevada, interest fluctuations due to changing interest rates on the 2003 Series A and 2008 Series A variable-rate IDRBs are tracked and recovered from ratepayers through an interest balancing account. The 2009 Series A IDRBs were issued after the effective date of the last Nevada general rate case and, therefore, related interest fluctuations for that Series are not part of the tracking mechanism.

The fair values of the revolving credit facility and the variable-rate IDRBs approximate carrying value. Market values for the debentures, fixed-rate IDRBs, and other indebtedness were determined based on dealer quotes using trading records for December 31, 2011 and 2010, as applicable, and other secondary sources which are customarily consulted for data of this kind.

Estimated maturities of long-term debt for the next five years are (in thousands):

2012	$322,618
2013	17,805
2014	1,271
2015	1,084
2016	—

After 2012, all debt maturities indicated above relate to debt obligations of NPL.

No debt instruments have credit triggers or other clauses that result in default if Company bond ratings are lowered by rating agencies. Certain Company debt instruments contain securities ratings covenants that, if set in motion, would increase financing costs. Certain debt instruments also have leverage ratio caps and minimum net worth requirements. At December 31, 2011, the Company is in compliance with all of its covenants. Under the most restrictive of the covenants, the Company could issue over $1.6 billion in additional debt and meet the leverage ratio requirement. The Company has at least $600 million of cushion in equity relating to the minimum net worth requirement.